Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
`	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Condensed Income Statement
Interest income	$16,329	16,328	16,113	15,844	15,070	48,770	38,750
Interest expense	2,751	2,738	2,722	2,334	1,967	8,211	4,091
Net interest income	13,578	13,590	13,391	13,510	13,103	40,559	34,659
Provision (credit) for loan losses	264	54	(105)	(39)	659	213	962
Net interest income after provision	13,314	13,536	13,496	13,549	12,444	40,346	33,697
Non-interest income	3,356	2,998	2,772	2,702	2,921	9,126	8,348
Non-interest expense	10,982	10,833	10,700	9,925	10,317	32,515	30,577
Income before income taxes	5,688	5,701	5,568	6,326	5,048	16,957	11,468
Provision for income taxes	961	973	941	1,133	847	2,875	1,816
Net income	$4,727	4,728	4,627	5,193	4,201	14,082	9,652
Amort/Accret income on acquired loans	$302	355	224	229	198	881	340
Amort/Accret expenses on acquired interest-bearing liabilities	$4	142	144	149	214	290	214
Tax-equivalent net interest income	$13,679	13,700	13,536	13,680	13,279	40,915	35,203

Per Share Data
Dividends per share	$0.17	0.17	0.17	0.17	0.16	0.51	0.48
Basic earnings per common share	$0.36	0.36	0.35	0.40	0.32	1.07	0.84
Diluted earnings per common share	$0.36	0.36	0.35	0.40	0.32	1.07	0.84
Book value per share	$17.44	17.18	16.83	16.47	16.05	17.44	16.05
Tangible book value per share	$12.57	12.31	12.05	11.67	11.18	12.57	11.18
Weighted average common shares outstanding:
Basic	12,932,950	13,192,691	13,283,634	13,285,386	13,285,203	13,135,134	11,480,390
Diluted	12,937,145	13,196,665	13,287,338	13,290,499	13,290,665	13,139,100	11,486,051
Shares outstanding at period end	12,927,463	12,978,554	13,314,148	13,295,276	13,304,976	12,927,463	13,304,976

Selected Financial Ratios
Return on average assets	1.13%	1.16%	1.15%	1.27%	1.03%	1.15%	0.89%
Return on average equity	8.33%	8.46%	8.47%	9.55%	7.76%	8.42%	7.23%
Dividend payout ratio	47.22%	47.22%	48.57%	42.50%	50.00%	47.66%	57.14%
Net interest margin (tax equivalent)	3.67%	3.72%	3.71%	3.69%	3.59%	3.70%	3.61%
Efficiency ratio (tax equivalent)	64.47%	64.87%	65.61%	60.58%	63.68%	64.98%	70.21%

Selected Balance Sheet Items
Cash and cash equivalents	$22,826	23,185	19,527	20,040	19,812
Debt and equity securities	239,730	246,701	264,559	282,813	299,786

Loans:
Commercial and industrial	$71,576	79,513	79,725	77,740	78,002
Commercial, secured by real estate	797,842	793,863	764,424	740,647	704,987
Residential real estate	320,703	326,029	334,227	349,127	347,920
Consumer	23,918	19,649	17,409	17,283	17,505
Agricultural	11,525	10,843	10,900	13,297	13,280
Other, including deposit overdrafts	456	373	409	450	498
Deferred net origination costs (fees)	(128)	(9)	40	79	133
Loans, gross	1,225,892	1,230,261	1,207,134	1,198,623	1,162,325
Less allowance for loan losses	4,167	4,112	4,126	4,046	4,016
Loans, net	$1,221,725	1,226,149	1,203,008	1,194,577	1,158,309

Total earning assets	$1,470,074	1,482,913	1,476,862	1,483,166	1,465,787
Total assets	1,644,447	1,642,012	1,632,387	1,636,927	1,620,299
Total deposits	1,355,383	1,357,959	1,347,857	1,300,919	1,371,023

	Three Months Ended					Nine Months Ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Selected Balance Sheet Items, continued
Short-term borrowings	—	—	—	56,230	—
Long-term debt	41,990	41,986	42,982	47,032	23,079
Total shareholders’ equity	225,492	222,972	224,018	218,985	213,515
Equity to assets ratio	13.71%	13.58%	13.72%	13.38%	13.18%
Loans to deposits ratio	90.45%	90.60%	89.56%	92.14%	84.78%

Tangible common equity (TCE)	$162,485	159,702	160,488	155,197	149,398
Tangible common assets (TCA)	1,581,440	1,578,742	1,568,857	1,573,139	1,556,182
TCE/TCA	10.27%	10.12%	10.23%	9.87%	9.60%

Selected Average Balance Sheet Items
Cash and cash equivalents	$28,293	29,523	25,080	20,685	25,920	27,600	25,011
Debt and equity securities	243,553	249,954	266,081	291,433	304,112	253,113	308,020

Loans	$1,227,806	1,217,726	1,208,809	1,177,061	1,155,846	1,218,183	991,350
Less allowance for loan losses	3,986	4,088	4,074	4,016	3,622	4,049	3,757
Net loans	$1,223,820	1,213,638	1,204,735	1,173,045	1,152,224	1,214,134	987,593

Total earning assets	$1,480,096	1,479,225	1,480,634	1,471,650	1,465,510	1,479,983	1,305,211
Total assets	1,654,034	1,637,645	1,635,416	1,626,029	1,623,016	1,642,186	1,442,896
Total deposits	1,365,702	1,352,449	1,333,529	1,333,673	1,367,950	1,350,678	1,232,599
Short-term borrowings	468	243	23,235	36,348	1,833	7,898	6,425
Long-term debt	41,988	42,567	44,676	25,536	25,757	43,067	13,841
Total shareholders’ equity	225,216	224,203	221,470	215,739	214,769	223,644	178,539
Equity to assets ratio	13.62%	13.69%	13.54%	13.27%	13.23%	13.62%	12.37%
Loans to deposits ratio	89.90%	90.04%	90.65%	88.26%	84.49%	90.19%	80.43%

Asset Quality
Net charge-offs (recoveries)	$209	68	(185)	(68)	245	92	348
Other real estate owned	197	197	244	244	35	197	35

Non-accrual loans	3,523	2,962	2,845	2,951	2,603	3,523	2,603
Loans past due 90 days or more and still accruing	—	24	177	149	1	—	1
Total nonperforming loans	$3,523	2,986	3,022	3,100	2,604	3,523	2,604

Net charge-offs (recoveries) to average loans	0.07%	0.02%	(0.06)%	(0.02)%	0.08%	0.01%	0.05%
Allowance for loan losses to total loans	0.34%	0.33%	0.34%	0.34%	0.35%	0.34%	0.35%
Nonperforming loans to total loans	0.29%	0.24%	0.25%	0.26%	0.22%	0.29%	0.22%
Nonperforming assets to total assets	0.23%	0.19%	0.20%	0.20%	0.16%	0.23%	0.16%

Assets Under Management
LCNB Corp. total assets	$1,644,447	1,642,012	1,632,387	1,636,927	1,620,299
Trust and investments (fair value)	411,724	382,462	367,649	337,549	386,582
Mortgage loans serviced	104,358	88,444	89,049	97,685	115,647
Cash management	117,530	71,973	55,981	48,906	36,502
Brokerage accounts (fair value)	262,038	260,202	245,758	233,751	247,175
Total assets managed	$2,540,097	2,445,093	2,390,824	2,354,818	2,406,205

Non-GAAP Financial Measures
Net income	$4,727	4,728	4,627	5,193	4,201	14,082	9,652
Add: merger-related expenses, net of tax	21	16	53	148	274	90	1,605
Adjusted net income	$4,748	4,744	4,680	5,341	4,475	14,172	11,257
Basic adjusted earnings per share	0.37	0.36	0.36	0.41	0.34	1.08	0.98
Diluted adjusted earnings per share	0.37	0.36	0.36	0.41	0.34	1.08	0.98
Adjusted return on average assets	1.14%	1.16%	1.16%	1.30%	1.09%	1.15%	1.04%
Adjusted return on average equity	8.36%	8.49%	8.57%	9.82%	8.27%	8.47%	8.43%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2019 (Unaudited)	December 31, 2018
ASSETS:
Cash and due from banks	$18,374	18,310
Interest-bearing demand deposits	4,452	1,730
Total cash and cash equivalents	22,826	20,040
Interest-bearing time deposits	249	996
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,266	2,078
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	191,230	238,421
Debt securities, held-to-maturity, at cost	34,031	29,721
Federal Reserve Bank stock, at cost	4,652	4,653
Federal Home Loan Bank stock, at cost	5,203	4,845
Loans, net	1,221,725	1,194,577
Premises and equipment, net	34,045	32,627
Operating leases right of use asset	5,565	—
Goodwill	59,221	59,221
Core deposit and other intangibles	4,246	5,042
Bank owned life insurance	41,377	28,723
Other assets	15,712	13,884
TOTAL ASSETS	$1,644,447	1,636,927

LIABILITIES:
Deposits:
Noninterest-bearing	$335,989	322,571
Interest-bearing	1,019,394	978,348
Total deposits	1,355,383	1,300,919
Short-term borrowings	—	56,230
Long-term debt	41,990	47,032
Operating leases liability	5,531	—
Accrued interest and other liabilities	16,051	13,761
TOTAL LIABILITIES	1,418,955	1,417,942

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at September 30, 2019 and December 31, 2018; issued 14,102,490 and 14,070,303 shares at September 30, 2019 and December 31, 2018, respectively	141,618	141,170
Retained earnings	101,929	94,547
Treasury shares at cost, 1,175,027 and 775,027 shares at September 30, 2019 and December 31, 2018	(18,847)	(12,013)
Accumulated other comprehensive income (loss), net of taxes	792	(4,719)
TOTAL SHAREHOLDERS' EQUITY	225,492	218,985
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,644,447	1,636,927

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$14,872	13,363	44,072	33,479
Dividends on equity securities with a readily determinable fair value	15	17	47	48
Dividends on equity securities without a readily determinable fair value	16	7	48	22
Interest on debt securities, taxable	918	901	2,720	2,766
Interest on debt securities, non-taxable	379	661	1,340	2,045
Other short-term investments	129	121	543	390
TOTAL INTEREST INCOME	16,329	15,070	48,770	38,750
INTEREST EXPENSE:
Interest on deposits	2,475	1,810	7,225	3,777
Interest on short-term borrowings	3	12	224	88
Interest on long-term debt	273	145	762	226
TOTAL INTEREST EXPENSE	2,751	1,967	8,211	4,091
NET INTEREST INCOME	13,578	13,103	40,559	34,659
PROVISION FOR LOAN LOSSES	264	659	213	962
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,314	12,444	40,346	33,697
NON-INTEREST INCOME:
Fiduciary income	1,123	1,081	3,215	2,987
Service charges and fees on deposit accounts	1,616	1,439	4,421	4,170
Net losses on sales of debt securities	(20)	(7)	(37)	(8)
Bank owned life insurance income	289	185	654	553
Gains from sales of loans	114	63	207	182
Other operating income	234	160	666	464
TOTAL NON-INTEREST INCOME	3,356	2,921	9,126	8,348
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,403	5,686	18,808	15,791
Equipment expenses	322	276	866	797
Occupancy expense, net	751	734	2,258	2,119
State financial institutions tax	433	299	1,307	898
Marketing	410	382	1,009	798
Amortization of intangibles	263	286	780	659
FDIC insurance premiums (refunds), net	(13)	91	225	289
Contracted services	455	387	1,394	1,093
Other real estate owned	1	1	52	4
Merger-related expenses	27	346	114	1,959
Other non-interest expense	1,930	1,829	5,702	6,170
TOTAL NON-INTEREST EXPENSE	10,982	10,317	32,515	30,577
INCOME BEFORE INCOME TAXES	5,688	5,048	16,957	11,468
PROVISION FOR INCOME TAXES	961	847	2,875	1,816
NET INCOME	$4,727	4,201	14,082	9,652

Dividends declared per common share	$0.17	0.16	0.51	0.48
Earnings per common share:
Basic	0.36	0.32	1.07	0.84
Diluted	0.36	0.32	1.07	0.84
Weighted average common shares outstanding:
Basic	12,932,950	13,285,203	13,135,134	11,480,390
Diluted	12,937,145	13,290,665	13,139,100	11,486,051

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO and President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK